Exhibit 99.1

Volkswagen Auto Loan Enhanced Trust 2005-1
MONTHLY SERVICER CERTIFICATE
For the collection period ended 2-24-2007	Data Current as of 03/02/2007 10:57:02 AM

A.	DATES	Begin	End	# days

1	Determination Date		3/16/2007

2	Payment Date		3/20/2007

3	Collection Period	1/28/2007	2/24/2007	28

4	Monthly Interest Period - Actual/360	2/20/2007	3/19/2007	28

5	Monthly Interest - 30/360			30

B. SUMMARY

		Initial Balance	Beginning Balance	Principal Payment	Ending Balance	Note Factor
6	Class A-1 Notes	285,000,000.00	—	—	—	—
7	Class A-2 Notes	288,000,000.00	13,154,967.84	13,154,967.84	—	—
8	Class A-3 Notes	435,000,000.00	435,000,000.00	15,660,155.53	419,339,844.47	0.9639996
9	Class A-4 Notes	226,188,000.00	226,188,000.00	—	226,188,000.00	1.0000000
10	Subordinated Notes	28,408,655.00	28,408,655.00	—	28,408,655.00	1.0000000

11	Total Securities	$1,262,596,655.00	$702,751,622.84	$28,815,123.37	$673,936,499.47

12	Net Pool Balance	$1,364,964,811.90	$753,278,596.14		$721,677,578.90

				Per $1000	Principal & Interest	Per $1000
		Coupon Rate	Interest Pmt Due	Face Amount	Payment Due	Face Amount

13	Class A-1 Notes	4.3664%	—	—	—	—
14	Class A-2 Notes	4.7300%	51,852.50	3.9416667	13,206,820.34	1,003.9416667
15	Class A-3 Notes	4.8000%	1,740,000.00	4.0000000	17,400,155.53	40.0003575
16	Class A-4 Notes	4.8600%	916,061.40	4.0500000	916,061.40	4.0500000

	Total Securities		2,707,913.90		31,523,037.27

C.	COLLECTIONS AND AVAILABLE FUNDS

17	Scheduled Principal Payments Received	20,862,311.14
18	Scheduled Interest Payments Received	1,942,151.24
19	Prepayments of Principal Received	264,300.76
20	Liquidation Proceeds	10,018,266.46
21	Recoveries Received	252,790.69
22	Other Payments Received to Reduce Principal	—

23	Subtotal: Total Collections	33,339,820.29

24	Repurchased Receivables	—
25	Reserve Account Excess Amount (Item 86)	37,655.11

26	Total Available Funds, prior to Servicer Advances	33,377,475.40

27	Servicer Advance (Item 69)	—

28	Total Available Funds + Servicer Advance	33,377,475.40

29	Reserve Account Draw Amount (Item 72)	—

30	Total Available Funds + Servicer Advance and Reserve Account Draw Amount	33,377,475.40

D.	DISTRIBUTIONS

	Distribution Summary:
31	Prior Advance Reimbursement (Item 75)	—
32	Servicing Fees (Item 39)	585,626.35
33	Class A Noteholder Interest (Item 48)	2,707,913.90
34	Principal Distribution Amount (Item 73)	28,815,123.37
35	Amount Paid to Reserve Account to Reach Specified Balance	—
36	Other Amounts Paid to Trustees	—
37	Certificateholders Principal Distribution Amount	—

38	Remaining Funds to Certificateholder	1,268,811.78

Volkswagen Auto Loan Enhanced Trust 2005-1
MONTHLY SERVICER CERTIFICATE
For the collection period ended 2-24-2007	PAGE 2

	Distribution Detail:	Due	Shortfall	Paid

39	Servicing Fees	585,626.35	—	585,626.35

	Pro rata:
40	Class A-1 Interest	—	—	—
41	Class A-2 Interest	51,852.50	—	51,852.50
42	Class A-3 Interest	1,740,000.00	—	1,740,000.00
43	Class A-4 Interest	916,061.40	—	916,061.40
44	Class A-1 Interest Carryover Shortfall	—	—	—
45	Class A-2 Interest Carryover Shortfall	—	—	—
46	Class A-3 Interest Carryover Shortfall	—	—	—
47	Class A-4 Interest Carryover Shortfall	—	—	—

48	Class A Noteholder Interest	2,707,913.90	—	2,707,913.90

E.	CALCULATIONS

	Calculation of Principal Distribution Amount:
49	Beginning Note Balance - All Classes			702,751,622.84
50	Beginning Net Pool Balance		753,278,596.14
51	Receipts of Scheduled Principal		(20,862,311.14)
52	Receipts of Prepaid Principal		(264,300.76)
53	Liquidation Proceeds		(10,018,266.46)
54	Other Collections of Principal		—
55	Principal Amount of Repurchases		—
56	Principal Amount of Defaulted Receivables		(456,138.88)

57	Ending Net Pool Balance		721,677,578.90
58	Yield Supplement Overcollateralization Amount		47,741,079.43

59	Adjusted Pool Balance		673,936,499.47
60	Less: Adjusted Pool Balance - End of Collection Period			673,936,499.47

61	Calculated Principal Distribution Amount			28,815,123.37

	Calculation of Servicer Advance:
62	Available Funds, prior to Servicer Advances (Item 26)			33,377,475.40
63	Less: Prior Advance Reimbursement (Item 31)			—
64	Less: Servicing Fees Paid (Item 32)			585,626.35
65	Less: Interest Paid to Noteholders (Item 33)			2,707,913.90
66	Less: Calculated Principal Distribution (Item 61)			28,815,123.37

67	Equals: Remaining Available Funds before Servicer Advance			1,268,811.78
68	Monthly Loan Payments Due on Included Units but not received (N/A if Item 67 > 0)			N/A

69	Servicer Advance (If Item 66 < 0, lesser of Item 66 and Item 67, else 0)			—

	Calculation of Reserve Account Draw Amount:
70	Remaining Available Funds, before Reserve Account Draw (Item 67 plus Item 69)			1,268,811.78
71	Available Funds Shortfall Amount (If Item 70 < 0, Item 70, else 0)			—

72	Reserve Account Draw Amount (If Item 71 is > 0, Lesser of Reserve Acct Balance and Item 71)			—

73	Principal Distribution Amount (Item 61 - Available Funds Shortfall + Reserve Account Draw Amt)			28,815,123.37

	Reconciliation of Servicer Advance:
74	Beginning Balance of Servicer Advance			—
75	Less: Prior Advance Reimbursement			—
76	Plus: Additional Payment Advances for Current Period			—

77	Ending Balance of Payment Advance			—

Volkswagen Auto Loan Enhanced Trust 2005-1
MONTHLY SERVICER CERTIFICATE
For the collection period ended 2-24-2007	PAGE 3

F.	RESERVE ACCOUNT

	Reserve Account Balances:
78	Specified Reserve Account Balance (Lesser of (a) $9,469,474.91, and (b) the aggregate note balance)		9,469,474.91
79	Initial Reserve Account Balance		6,312,983.28

80	Beginning Reserve Account Balance		9,469,474.91
81	Plus: Net Investment Income for the Collection Period		37,655.11

82	Subtotal: Reserve Fund Available for Distribution		9,507,130.02
83	Plus: Deposit of Excess Available Funds (Item 35)		—
84	Less: Reserve Account Draw Amount (Item 72)		—

85	Subtotal Reserve Account Balance		9,507,130.02
86	Less: Reserve Account Excess Amount to Available Funds (If Item 85 > Item 78)		37,655.11

87	Equals: Ending Reserve Account Balance		9,469,474.91

88	Change in Reserve Account Balance from Immediately Preceding Payment Date		—

G.	POOL STATISTICS

	Collateral Pool Balance Data:	Initial	Current

89	Net Pool Balance	1,364,964,812	721,677,579
90	Number of Current Contracts	84,775	64,832
91	Weighted Average Loan Rate	3.42%	3.38%
92	Average Remaining Term	48.9	35.6
93	Average Original Term	57.9	59.2

			Outstanding
	Net Credit Loss and Repossession Activity:	Units	Principal Balance

94	Aggregate Outstanding Principal Balance of Charged Off Receivables	34	456,139
95	Liquidation Proceeds on Related Vehicles		—
96	Recoveries Received on Receivables Previously Charged Off		252,791

97	Net Principal Losses for Current Collection Period	34	203,348

98	Beginning Net Principal Losses	539	5,206,517
99	Net Principal Losses for Current Collection Period	34	203,348

100	Cumulative Net Principal Losses	573	5,409,865

				Outstanding
	Delinquencies Aging Profile - End of Period:	Percentage	Units	Principal Balance

101	Current	99.06%	64,243	714,887,446
102	31 - 60 Days Delinquent	0.83%	528	5,998,544
103	61 - 90 Days Delinquent	0.11%	61	791,589

104	Total	100.00%	64,832	721,677,579